                                                                   EXHIBIT 99.3


IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Collateral (page 1 of 1)
-------------------------------------------------------------------------------

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------


FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of 9/1/97:

TOTAL NUMBER OF LOANS:                                             14,369
TOTAL OUTSTANDING LOAN BALANCE:                              $828,448,840
  BALLON (% OF TOTAL)                                               45.37%
  LEVEL PAY (% OF TOTAL)                                            54.63%
AVERAGE LOAN PRINCIPAL BALANCE:                                   $57,655                          ($4,963 to $499,661)
WEIGHTED AVERAGE CLTV:                                              76.08%                         (8.00% to 100.00%)
% OF POOL WITH LTVs>85%:                                            15.94%
WEIGHTED AVERAGE COUPON:                                            11.60%                         (7.50% to 22.50%)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                 223                          (20 to 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                                    3                          (0 to 90)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                              226                          (36 to 360)
RANGE OF ORIGINAL TERMS:                                       LEVEL PAY                                  BALLOON
                                                      --------------------------------          --------------------------------
                                                      Up to 60:                  0.08%          Up to 60:                  0.05%
                                                      61 - 120:                  1.94%          61 - 120:                  0.28%
                                                      121 - 180:                17.85%          121 - 180:                45.02%
                                                      181 - 240:                12.41%          181 - 240:                 0.00%
                                                      241 - 300:                 0.35%          241 - 300:                 0.02%
                                                      301 - 360:                22.00%

LIEN POSITION:                                          1st Lien:               87.81%
                                                        2nd Lien:               12.19%

PROPERTY TYPE:                            Single Family Detached:               90.30%
                                          Single Family Attached:                0.21%
                                                      2-4 Family:                7.36%
                                           Condominium/Townhouse:                1.28%
                                                           Other:                0.84%

OCCUPANCY STATUS:                                 Owner Occupied:               92.44%
                                              Non-Owner Occupied:                7.56%

GEOGRAPHIC DISTRIBUTION:                                                            NY:       17.47%          NJ:         5.77%
(states not listed individually account                                             FL:        9.80%          OH:         5.30%
for less than 5.00% of the Mortgage                                                 PA:        6.94%          MI:         5.19%
Loan principal balance)                                                             MD:        6.79%

CREDIT QUALITY:                                                                      A:       52.55%
(per IMC's guidelines)                                                               B:       24.05%
                                                                                     C:       18.89%
                                                                                     D:        4.51%



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 1 of 7)
-------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)

---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------------
                                               ESTIMATED     ESTIMATED    ESTIMATED    ESTIMATED
                                                  WAL        MODIFIED     PRINCIPAL    PRINCIPAL          EXPECTED
                  APPROXIMATE                 TO MATURITY    DURATION      LOCKOUT       WINDOW            RATINGS
  CERTIFICATE        SIZE         COUPON        (YEARS)       (YEARS)     (MONTHS)      (MONTHS)     (MOODY'S/S&P/FITCH)
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------------
CLASS A-1         $110,000,000     Fixed            1.15         1.07         none            27       Aaa / AAA / AAA
CLASS A-2         $139,960,000   Floating(b)        0.50         0.48         none            10       Aaa / AAA / AAA
CLASS A-3         $112,640,000     Fixed            1.20         1.12            9            10       Aaa / AAA / AAA
CLASS A-4         $122,190,000     Fixed            2.00         1.82           18            11       Aaa / AAA / AAA
CLASS A-5         $127,030,000     Fixed            3.00         2.64           28            18       Aaa / AAA / AAA
CLASS A-6         $ 20,470,000     Fixed            4.00         3.40           45             5       Aaa / AAA / AAA
CLASS A-7         $ 77,810,000     Fixed            5.00         4.09           49            24       Aaa / AAA / AAA
CLASS A-8         $ 41,930,000     Fixed            7.50         5.60           72            41       Aaa / AAA / AAA
CLASS A-9         $ 42,970,000     Fixed           12.12         7.72          112            65       Aaa / AAA / AAA
CLASS A-10        $ 70,000,000     Fixed            6.59         5.07           38           139       Aaa / AAA / AAA
CLASS M-1         $ 40,000,000     Fixed            5.95         4.53           37           129       Aa2 / AA / AA+
CLASS M-2         $ 55,000,000     Fixed            5.87         4.46           36           119         A2 / A / A+
CLASS B           $ 40,000,000     Fixed            5.59         4.29           36            94      Baa3 / BBB- / BBB
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------------

NOTES:      (a)   100% Prepayment Assumption: 4.0% CPR in month 1, and an
                  additional 1.818% per annum in each month thereafter until month 12. On and after month 12, 24% CPR.

            (b) The lesser of (i) One-Month LIBOR plus 0._ % and (ii) the weighted average Coupon Rate of the Home Equity Loans, less 0.50375% per annum.

CLASS A-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                         3.07       1.15        1.15       1.15        1.15        1.15
MODIFIED DURATION (YEARS)                    2.62       1.07        1.07       1.07        1.07        1.07
FIRST PRINCIPAL PAYMENT                  10/20/97   10/20/97    10/20/97   10/20/97    10/20/97    10/20/97
LAST PRINCIPAL PAYMENT                    3/20/04   12/20/99    12/20/99   12/20/99    12/20/99    12/20/99
PRINCIPAL LOCKOUT (MONTHS)                   none       none        none       NONE        none        none
PRINCIPAL WINDOW (MONTHS)                      78         27          27         27          27          27
ILLUSTRATIVE YIELD @ PAR (30/360)          6.196%     6.014%      6.014%     6.014%      6.014%      6.014%
------------------------------------------------------------------------------------------------------------



CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                         9.85       1.01        0.65       0.50        0.42        0.36
MODIFIED DURATION (YEARS)                    7.25       0.95        0.62       0.48        0.40        0.35
FIRST PRINCIPAL PAYMENT                   3/20/04   10/20/97    10/20/97   10/20/97    10/20/97    10/20/97
LAST PRINCIPAL PAYMENT                    4/20/10    9/20/99    11/20/98    7/20/98     6/20/98     4/20/98
PRINCIPAL LOCKOUT (MONTHS)                     77       none        none       NONE        none        none
PRINCIPAL WINDOW (MONTHS)                      74         24          14         10           9           7
ILLUSTRATIVE YIELD @ PAR (30/360)          5.890%     5.879%      5.875%     5.868%      5.869%      5.874%
------------------------------------------------------------------------------------------------------------

(1)   INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.
-------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 2 of 7)
-------------------------------------------------------------------------------


CLASS A-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.04       2.67        1.69       1.20        0.95        0.80
MODIFIED DURATION (YEARS)                    9.08       2.39        1.56       1.12        0.90        0.76
FIRST PRINCIPAL PAYMENT                   4/20/10    9/20/99    11/20/98    7/20/98     6/20/98     4/20/98
LAST PRINCIPAL PAYMENT                    6/20/12   12/20/00    12/20/99    4/20/99    11/20/98     9/20/98
PRINCIPAL LOCKOUT (MONTHS)                    150         23          13          9           8           6
PRINCIPAL WINDOW (MONTHS)                      27         16          14         10           6           6
ILLUSTRATIVE YIELD @ PAR (30/360)          6.326%     6.224%      6.150%     6.068%      5.994%      5.926%
------------------------------------------------------------------------------------------------------------


CLASS A-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.76       4.01        2.73       2.00        1.52        1.23
MODIFIED DURATION (YEARS)                    9.22       3.42        2.43       1.82        1.40        1.15
FIRST PRINCIPAL PAYMENT                   6/20/12   12/20/00    12/20/99    4/20/99    11/20/98     9/20/98
LAST PRINCIPAL PAYMENT                    6/20/12    7/20/02    12/20/00    2/20/00     7/20/99     3/20/99
PRINCIPAL LOCKOUT (MONTHS)                    176         38          26         18          13          11
PRINCIPAL WINDOW (MONTHS)                       1         20          13         11           9           7
ILLUSTRATIVE YIELD @ PAR (30/360)          6.582%     6.519%      6.478%     6.430%      6.374%      6.319%
------------------------------------------------------------------------------------------------------------


CLASS A-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.76       6.30        4.12       3.00        2.29        1.83
MODIFIED DURATION (YEARS)                    9.15       4.98        3.50       2.64        2.07        1.67
FIRST PRINCIPAL PAYMENT                   6/20/12    7/20/02    12/20/00    2/20/00     7/20/99     3/20/99
LAST PRINCIPAL PAYMENT                    6/20/12    4/20/06    12/20/02    7/20/01     5/20/00    12/20/99
PRINCIPAL LOCKOUT (MONTHS)                    176         57          38         28          21          17
PRINCIPAL WINDOW (MONTHS)                       1         46          25     18 (1)          11          10
ILLUSTRATIVE YIELD @ PAR (30/360)          6.694%     6.662%      6.632%     6.600%      6.563%      6.523%
------------------------------------------------------------------------------------------------------------








(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 3 of 7)
-------------------------------------------------------------------------------


CLASS A-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.98       9.03        5.53       4.00        2.77        2.29
MODIFIED DURATION (YEARS)                    9.11       6.54        4.47       3.40        2.45        2.06
FIRST PRINCIPAL PAYMENT                   6/20/12    4/20/06    12/20/02    7/20/01     5/20/00    12/20/99
LAST PRINCIPAL PAYMENT                    5/20/13    3/20/07     6/20/03   11/20/01     7/20/00     1/20/00
PRINCIPAL LOCKOUT (MONTHS)                    176        102          62         45          31          26
PRINCIPAL WINDOW (MONTHS)                      12         12           7          5           3           2
ILLUSTRATIVE YIELD @ PAR (30/360)          6.899%     6.883%      6.858%     6.832%      6.791%      6.763%
------------------------------------------------------------------------------------------------------------


CLASS A-7 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.92      11.44        7.34       5.00        3.61        2.58
MODIFIED DURATION (YEARS)                   10.20       7.64        5.56       4.09        3.09        2.29
FIRST PRINCIPAL PAYMENT                   5/20/13    3/20/07     6/20/03   11/20/01     7/20/00     1/20/00
LAST PRINCIPAL PAYMENT                    8/20/20    4/20/11     3/20/07   10/20/03     3/20/02     7/20/00
PRINCIPAL LOCKOUT (MONTHS)                    187        113          68         49          33          27
PRINCIPAL WINDOW (MONTHS)                      88         50          46         24      21 (1)           7
ILLUSTRATIVE YIELD @ PAR (30/360)          7.015%     7.003%      6.985%     6.962%      6.933%      6.892%
------------------------------------------------------------------------------------------------------------


CLASS A-8 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        25.02      14.53       10.93       7.50        5.08        3.31
MODIFIED DURATION (YEARS)                   11.29       8.75        7.34       5.60        4.12        2.85
FIRST PRINCIPAL PAYMENT                   8/20/20    4/20/11     3/20/07   10/20/03     3/20/02     7/20/00
LAST PRINCIPAL PAYMENT                    7/20/24    6/20/12     4/20/10    2/20/07     8/20/03     1/20/02
PRINCIPAL LOCKOUT (MONTHS)                    274        162         113         72          53          33
PRINCIPAL WINDOW (MONTHS)                      48         15          38     41 (1)          18      19 (1)
ILLUSTRATIVE YIELD @ PAR (30/360)          7.255%     7.245%      7.237%     7.221%      7.196%      7.155%
------------------------------------------------------------------------------------------------------------







(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 4 of 7)
-------------------------------------------------------------------------------


CLASS A-9 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        28.28      17.07       14.59      12.12        9.13        5.83
MODIFIED DURATION (YEARS)                   11.53       9.35        8.65       7.72        6.33        4.51
FIRST PRINCIPAL PAYMENT                   7/20/24    6/20/12     4/20/10    2/20/07     8/20/03     1/20/02
LAST PRINCIPAL PAYMENT                    2/20/27   11/20/21     2/20/16    6/20/12     9/20/11     3/20/09
PRINCIPAL LOCKOUT (MONTHS)                    321        176         150        112          70          51
PRINCIPAL WINDOW (MONTHS)                      32        114          71         65      98 (1)      87 (1)
ILLUSTRATIVE YIELD @ PAR (30/360)          7.461%     7.453%      7.449%     7.444%      7.433%      7.408%
------------------------------------------------------------------------------------------------------------

CLASS A-10 "LOCK BOND" (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        11.53       7.65        6.96       6.59        6.42        6.47
MODIFIED DURATION (YEARS)                    7.59       5.65        5.28       5.07        4.98        5.02
FIRST PRINCIPAL PAYMENT                  10/20/00   10/20/00    10/20/00   12/20/00     4/20/01     9/20/01
LAST PRINCIPAL PAYMENT                    6/20/12    6/20/12     6/20/12    6/20/12     7/20/11     1/20/09
PRINCIPAL LOCKOUT (MONTHS)                     36         36          36         38          42          47
PRINCIPAL WINDOW (MONTHS)                     141        141         141        139         124          89
ILLUSTRATIVE YIELD @ PAR (30/360)          6.962%     6.946%      6.941%     6.938%      6.937%      6.938%
------------------------------------------------------------------------------------------------------------

CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.60      10.27        7.65       5.95        4.98        4.55
MODIFIED DURATION (YEARS)                    9.78       6.84        5.50       4.53        3.97        3.72
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   11/20/00     1/20/01     4/20/01
LAST PRINCIPAL PAYMENT                    9/20/26    7/20/16     6/20/12    7/20/11    10/20/08    10/20/06
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         37          39          42
PRINCIPAL WINDOW (MONTHS)                     172        166         136        129          94          67
ILLUSTRATIVE YIELD @ PAR (30/360)          7.229%     7.212%      7.199%     7.184%      7.173%      7.166%
------------------------------------------------------------------------------------------------------------









(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 5 of 7)
-------------------------------------------------------------------------------


CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.57      10.17        7.64       5.87        4.85        4.31
MODIFIED DURATION (YEARS)                    9.60       6.73        5.44       4.46        3.86        3.53
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    11/20/00    12/20/00
LAST PRINCIPAL PAYMENT                    6/20/26    3/20/15     6/20/12    8/20/10     1/20/08     2/20/06
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          37          38
PRINCIPAL WINDOW (MONTHS)                     169        150         136        119          87          63
ILLUSTRATIVE YIELD @ PAR (30/360)          7.464%     7.447%      7.433%     7.417%      7.404%      7.394%
------------------------------------------------------------------------------------------------------------


CLASS B (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.28      10.04        7.34       5.59        4.58        4.00
MODIFIED DURATION (YEARS)                    9.36       6.60        5.27       4.29        3.67        3.30
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    10/20/00    10/20/00
LAST PRINCIPAL PAYMENT                    6/20/25    6/20/12     9/20/11    7/20/08     4/20/06     9/20/04
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          36          36
PRINCIPAL WINDOW (MONTHS)                     157        117         127         94          67          48
ILLUSTRATIVE YIELD @ PAR (30/360)          7.750%     7.732%      7.717%     7.699%      7.684%      7.671%
------------------------------------------------------------------------------------------------------------


** CLASS A-8 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        24.34      14.53       10.46       7.29        5.08        3.31
MODIFIED DURATION (YEARS)                   11.18       8.75        7.13       5.49        4.12        2.85
FIRST PRINCIPAL PAYMENT                   8/20/20    4/20/11     3/20/07   10/20/03     3/20/02     7/20/00
LAST PRINCIPAL PAYMENT                    5/20/22    6/20/12     6/20/08   11/20/05     8/20/03     1/20/02
PRINCIPAL LOCKOUT (MONTHS)                    274        162         113         72          53          33
PRINCIPAL WINDOW (MONTHS)                      22         15          16     26 (1)          18      19 (1)
ILLUSTRATIVE YIELD @ PAR (30/360)          7.254%     7.245%      7.235%     7.219%      7.196%      7.155%
------------------------------------------------------------------------------------------------------------










(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 6 of 7)
-------------------------------------------------------------------------------

** CLASS A-9 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        24.67      14.81       10.76       8.17        6.43        4.97
MODIFIED DURATION (YEARS)                   11.03       8.74        7.20       5.95        4.96        4.02
FIRST PRINCIPAL PAYMENT                   5/20/22    6/20/12     6/20/08   11/20/05     8/20/03     1/20/02
LAST PRINCIPAL PAYMENT                    5/20/22    7/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    295        176         128         97          70          51
PRINCIPAL WINDOW (MONTHS)                       1          2           1          1           8          13
ILLUSTRATIVE YIELD @ PAR (30/360)          7.459%     7.450%      7.440%     7.429%      7.416%      7.398%
------------------------------------------------------------------------------------------------------------


** CLASS A-10 "LOCK BOND" (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        11.53       7.65        6.91       6.41        5.80        5.16
MODIFIED DURATION (YEARS)                    7.59       5.65        5.26       4.98        4.62        4.21
FIRST PRINCIPAL PAYMENT                  10/20/00   10/20/00    10/20/00   12/20/00     4/20/01     9/20/01
LAST PRINCIPAL PAYMENT                    6/20/12    6/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                     36         36          36         38          42          47
PRINCIPAL WINDOW (MONTHS)                     141        141          93         60          36          17
ILLUSTRATIVE YIELD @ PAR (30/360)          6.962%     6.946%      6.941%     6.937%      6.931%      6.924%
------------------------------------------------------------------------------------------------------------


** CLASS M-1 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.08      10.09        7.15       5.44        4.58        4.22
MODIFIED DURATION (YEARS)                    9.70       6.78        5.30       4.29        3.75        3.52
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   11/20/00     1/20/01     4/20/01
LAST PRINCIPAL PAYMENT                    5/20/22    7/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         37          39          42
PRINCIPAL WINDOW (MONTHS)                     120        118          88         61          39          22
ILLUSTRATIVE YIELD @ PAR (30/360)          7.229%     7.212%      7.196%     7.180%      7.167%      7.161%
------------------------------------------------------------------------------------------------------------










(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 7 of 7)
-------------------------------------------------------------------------------


** CLASS M-2 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.08      10.08        7.15       5.44        4.51        4.03
MODIFIED DURATION (YEARS)                    9.53       6.70        5.25       4.25        3.67        3.36
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    11/20/00    12/20/00
LAST PRINCIPAL PAYMENT                    5/20/22    7/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          37          38
PRINCIPAL WINDOW (MONTHS)                     120        118          88         62          41          26
ILLUSTRATIVE YIELD @ PAR (30/360)          7.464%     7.447%      7.430%     7.413%      7.399%      7.389%
------------------------------------------------------------------------------------------------------------


** CLASS B (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.02      10.04        7.11       5.40        4.44        3.88
MODIFIED DURATION (YEARS)                    9.32       6.60        5.18       4.20        3.59        3.23
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    10/20/00    10/20/00
LAST PRINCIPAL PAYMENT                    5/20/22    6/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          36          36
PRINCIPAL WINDOW (MONTHS)                     120        117          88         62          42          28
ILLUSTRATIVE YIELD @ PAR (30/360)          7.750%     7.732%      7.716%     7.697%      7.681%      7.668%
------------------------------------------------------------------------------------------------------------














(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.